American Century Variable Portfolios, Inc. Prospectus Supplement VP Value Fund
Supplement dated August 1, 2012 ■ Prospectus dated May 1, 2012

Effective August 1, 2012, the advisor waived 0.09 percentage points of the fund’s management fee. The advisor expects this waiver to continue for one year from its effective date and cannot terminate it without the approval of the Board of Directors.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-75998   1208